UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 9, 2017

Date of Report (Date of earliest event reported)

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced pending sale by Yahoo! Inc. (“Yahoo” or the “Company”) of its operating business (the “Sale Transaction”) to Verizon Communications Inc. (“Verizon”) pursuant to the terms of a Stock Purchase Agreement, dated as of July 23, 2016, between the Company and Verizon, the Board of Directors of the Company (the “Board”) has made certain determinations with respect to the size and composition of the Board following the closing of the Sale Transaction (the “Closing”).

In light of the fact that following the Closing the Company will operate as an investment company under the Investment Company Act of 1940, the Board has determined that, immediately following the Closing, the size of the Board will be reduced to five (5) directors. Tor Braham, Eric Brandt, Catherine Friedman, Thomas McInerney and Jeffrey Smith will continue to serve as directors of the Company following the Closing, and Mr. Brandt will serve as Chairman of the Board. Each of David Filo, Eddy Hartenstein, Richard Hill, Marissa Mayer, Jane Shaw and Maynard Webb has indicated that he or she intends to resign from the Board effective upon the Closing, and that his or her intention to resign is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

To facilitate the transition of the Company to an investment company following the Closing, the Board also determined that, effective January 9, 2017, Mr. Brandt will become Chairman of the Board and Mr. Webb will become Chairman Emeritus of the Board.

Item 8.01	Other Events.

The Board also determined that, following the Closing, it intends to cause the Company’s name to be changed to Altaba Inc.

Forward-Looking Statements.

This communication contains forward-looking statements concerning the proposed sale of Yahoo’s operating business. Risks and uncertainties may cause actual results to differ materially from the results predicted. Potential risks and uncertainties include, among others:

•	the inability to consummate the transaction in a timely manner or at all, due to the inability to obtain or delays in obtaining approval of Yahoo’s stockholders, the necessary regulatory approvals, or satisfaction of other conditions to the closing of the Sale Transaction;

•	the existence or occurrence of any event, change or other circumstance that could give rise to the termination of the Stock Purchase Agreement, which, in addition to other adverse consequences, could result in the Company incurring substantial fees, including, in certain circumstances, the payment of a termination fee to Verizon under the Stock Purchase Agreement;

•	risks that Verizon may assert, or threaten to assert, rights or claims with respect to the Stock Purchase Agreement as a result of facts relating to the security incidents disclosed on September 22, 2016 and December 14, 2016 and may seek to terminate the Stock Purchase Agreement or renegotiate the terms of the Sale Transaction on that basis;

•	potential adverse effects on Yahoo’s relationships with its existing and potential advertisers, suppliers, customers, vendors, distributors, landlords, licensors, licensees, joint venture partners and other business partners;

•	the implementation of the Sale Transaction will require significant time, attention and resources of Yahoo’s senior management and others within Yahoo, potentially diverting their attention from the conduct of Yahoo’s business;

•	risks related to Yahoo’s ability to retain or recruit key talent;

•	costs, fees, expenses and charges related to or triggered by the Sale Transaction;

•	the net proceeds that the Company will receive from Verizon is subject to uncertainties as a result of the purchase price adjustments in the Stock Purchase Agreement;

•	restrictions on the conduct of Yahoo’s business, including the ability to make certain acquisitions and divestitures, enter into certain contracts, and incur certain indebtedness and expenditures until the earlier of the completion of the Sale Transaction or the termination of the Stock Purchase Agreement;

•	potential adverse effects on Yahoo’s business, properties or operations caused by Yahoo implementing the Sale Transaction or foregoing opportunities that Yahoo might otherwise pursue absent the pending Sale Transaction;

•	the initiation or outcome of any legal proceedings or regulatory proceedings that may be instituted against Yahoo and its directors and/or officers relating to the Sale Transaction; and

•	following the Closing, the Company will be required to register and be regulated as an investment company under the Investment Company Act of 1940, which will result in, among other things, the Company having to comply with the regulations thereunder, certain stockholders potentially being prohibited from holding or acquiring shares of the Company, and the Company likely being removed from the Standard and Poor’s 500 Index and other indices which could have an adverse impact the Company’s share price following the Sale Transaction.

All of these risks and uncertainties could potentially have an adverse impact on Yahoo’s business and financial performance, and could cause its stock price to decline.

More information about other potential factors that could affect Yahoo’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which are on file with the SEC and available on the SEC’s website at www.sec.gov. All information set forth in this communication is as of January 9, 2017. Yahoo does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances.

Important Additional Information and Where to Find It.

On September 9, 2016, Yahoo filed with the SEC a preliminary proxy statement regarding the proposed sale of Yahoo’s operating business to Verizon. Yahoo will file with the SEC a definitive version of the proxy statement, which will be sent or provided to Yahoo stockholders when available. The information contained in the preliminary proxy statement is not complete and may be changed. BEFORE MAKING ANY VOTING DECISION, YAHOO’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ YAHOO’S PRELIMINARY PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND, WHEN IT BECOMES AVAILABLE, YAHOO’S DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of Yahoo’s preliminary proxy statement and any amendments or supplements to the preliminary proxy statement, Yahoo’s definitive proxy statement (when available) and any amendments or supplements to the definitive proxy statement (when available), and other documents filed by Yahoo with the SEC (when available) in connection with the proposed transaction for no charge at the SEC’s website at www.sec.gov, on the Investor Relations page of Yahoo’s website investor.yahoo.net or by writing to Investor Relations, Yahoo! Inc., 701 First Avenue, Sunnyvale, CA 94089.

Yahoo and its directors and executive officers, as well as Verizon and its directors and executive officers, may be deemed participants in the solicitation of proxies from Yahoo’s investors and stockholders in connection with the proposed transaction. Information concerning the ownership of Yahoo securities by Yahoo’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo’s annual report on Form 10-K for the year ended December 31, 2015, as amended, and Yahoo’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 23, 2016. Information about Verizon’s directors and executive officers is set forth in Verizon’s annual report on Form 10-K for the year ended December 31, 2015 and Verizon’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 21, 2016. Information regarding Yahoo’s directors, executive officers, and other persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed transaction, including their respective interests by security holdings or otherwise, also is set forth in the preliminary proxy statement described above and will be set forth in the definitive proxy statement relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

By:	/s/ Ronald S. Bell
Ronald S. Bell
General Counsel and Secretary

Date: January 9, 2017